                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 96-10 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                            ---------------------------
                                           Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 December 1996

                             CUSIP#'S   393505-RC8,RD6,RE4,RF1,RG9,RH7
                             TRUST ACCOUNT #80-4660600
                             REMITTANCE DATE: 1/17/97

                                                             Total $                      Per $1,000
                                                             Amount                        Original
                                                           ----------                   --------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                     $7,151,973.27

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                   0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                7,151,973.27

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.68%)                    5.68%
          b. Class A-1 Interest                            126,616.67                       2.36666673
          c. Class A-2 Remittance Rate(5.96%)                    5.96%
          d. Class A-2 Interest                            248,333.33                       2.48333330
          e. Class A-3 Remittance Rate(6.16%)                    6.16%
          f. Class A-3 Interest                            243,833.33                       2.56666663
          g. Class A-4 Remittance Rate(6.42%)                    6.42%
          h. Class A-4 Interest                            370,487.50                       2.67500000
          i. Class A-5 Remittance Rate(6.83%)                    6.83%
          j. Class A-5 Interest                            251,856.25                       2.84583333
          k. Class A-6 Remittance Rate(7.30%)                    7.30%
          l. Class A-6 Interest                            609,854.17                       3.04166668

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                            .00                              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 2

                                CUSIP#'S  393505-RC8,RD6,RE4,RF1,RG9,RH7
                                TRUST ACCOUNT #80-4660600
                                REMITTANCE DATE: 1/17/97

                                                                      Total $                                 Per $1,000
                                                                      Amount                                   Original
                                                                    ----------                              -------------
(4) Remaining:
          a.   Unpaid Class A Interest
                 Shortfall                                                 .00                                        .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                                  4,921,092.02                                        N/A
         a. Scheduled Principal                                     486,991.57                                        N/A
         b. Principal Prepayments                                 3,361,565.42                                        N/A
         c. Liquidated Contracts                                           .00                                        N/A
         d. Repurchases                                                    .00                                        N/A
         e. Current Month Advanced Principal                      1,072,535.03                                        N/A
         f. Prior Month Advanced Principal                                 .00                                        N/A

     (6) Pool Scheduled Principal Balance                       796,151,443.01

    (6b) Adjusted Pool Principal Balance                        795,078,907.98                               993.84863498
    (6c) Pool Factor                                                0.99384863

     (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date                            .00

     (8) Class A Percentage for such Remittance
         Date                                                            92.50%

     (9) Class A Percentage for the following
         Remittance Date                                                 92.45%

    (10) Class A Principal Distribution:
         a. Class A-1                                             4,921,092.02                                91.98302841
         b. Class A-2                                                      .00                                        .00
         c. Class A-3                                                      .00                                        .00
         d. Class A-4                                                      .00                                        .00
         e. Class A-5                                                      .00                                        .00
         f. Class A-6                                                      .00                                        .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 3

                                 CUSIP#'S   393505-RC8, RD6, RE4, RF1, RG9, RH7
                                 TRUST ACCOUNT #80-4660600
                                 REMITTANCE DATE: 1/17/97

                                                                      Total $                                 Per $1,000
                                                                      Amount                                   Original
                                                                    -----------                             --------------
(11)   Class A-1 Principal Balance                                48,578,907.98                               908.01697159
(11a)  Class A-1 Pool Factor                                          .90801697

(12)   Class A-2 Principal Balance                               100,000,000.00                               1000.0000000
(12a)  Class A-2 Pool Factor                                         1.00000000

(13)   Class A-3 Principal Balance                                95,000,000.00                               1000.0000000
(13a)  Class A-3 Pool Factor                                         1.00000000

(14)   Class A-4 Principal Balance                               138,500,000.00                               1000.0000000
(14a)  Class A-4 Pool Factor                                         1.00000000

(15)   Class A-5 Principal Balance                                88,500,000.00                               1000.0000000
(15a)  Class A-5 Pool Factor                                         1.00000000

(16)   Class A-6 Principal Balance                               200,500,000.00                               1000.0000000
(16a)  Class A-6 Pool Factor                                         1.00000000

(17)   Unpaid Class A Principal Shortfall
    (if any) following current Remittance
     Date                                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 4

                               CUSIP#'S  393505-RC8, RD6, RE4, RF1, RG9, RH7
                               TRUST ACCOUNT #80-4660600
                               REMITTANCE DATE: 1/17/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)      31-59 days                          1,882,295.01         30

     (19)      60 days or more                        72,808.59          1

     (20)      Current Month Repossessions            20,276.21          1

     (21)      Repossession Inventory                 20,276.21          1

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date      .01%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                 n/a%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date     .24%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                 n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 5

                              CUSIP#'S  393505-RC8,RD6,RE4,RF1,RG9,RH7
                              TRUST ACCOUNT #80-4660600
                              REMITTANCE DATE: 1/17/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date
          (as a percentage of Cut-off Date Pool Principal Balance;
          may not exceed 5.5% from June 1, 2000 to May 31, 2001, 6.5%
          from June 1, 2001 to May 31, 2002, 8.5% from June 1, 2002
          to May 31, 2003 and 9.5% thereafter)                               0%


(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date              .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                              0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal or
          exceed 25.5%)                                                  15.50%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date greater
          than $7,437,576.00                                               .00

     (b)  Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal
          Balance as of preceding Remittance Date is equal to or
          greater than 11.25%                                             7.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 6

                             CUSIP#'S   393505-RJ3
                             TRUST ACCOUNT #80-4660600
                             REMITTANCE DATE: 1/17/97

                                                  Total $                Per $1,000
                                                  Amount                  Original
                                                ----------             -------------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                            379,900.00

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.24%,
           unless Weighted Average Contract
           Rate is below 7.24%)                       7.24%
      b.  Class M-1 Interest                    193,066.67                3.01666672

(30)  Amount applied to Class M-1 Interest
       Deficiency Amount                               .00                         0

(31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                               .00                         0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall          .00                         0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall          .00                         0

B.    Principal
(34)  Formula Principal Distribution Amount            .00                         N/A
      a.  Scheduled Principal                          .00                         N/A
      b.  Principal Prepayments                        .00                         N/A
      c.  Liquidated Contracts                         .00                         N/A
      d.  Repurchases                                  .00                         N/A

(35)  Class M-1 Principal Balance            64,000,000.00               1000.00000000
(35a) Class M-1 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 7

                              CUSIP#'S   393505-RA2,RB0
                              TRUST ACCOUNT #80-4660600
                              REMITTANCE DATE: 1/17/97

(36) Class M-1 Percentage for such Remittance
     Date                                                    .00%

                                                                                Total $            Per $ 1,000
                                                                                Amount               Original
                                                                              -----------        --------------
(37) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                                         .00            0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                                        .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                                       .00

(39) Class M-1 Percentage for the following
     Remittance Date                                                                  .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                                            186,833.33

(2)  Class B-1 Remittance Rate (7.24% unless
     Weighted Average Contract Rate is below 7.24%)                                  7.24%

(3)  Aggregate Class B1 Interest                                                96,533.33            3.01666656

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                                            .00                   .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                               .00                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 8

                          CUSIP#'S   393505-RA2, RB0
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 1/17/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                           .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                           .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                    .00

(8a) Class B Percentage for such Remittance Date                 .00



                                                                      Total $            Per $1,000
                                                                      Amount              Original
                                                                    ----------          ------------
(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                              .00

(10a)  Class B1 Principal Shortfall                                        .00

(10b)  Unpaid Class B1 Principal Shortfall                                 .00

(11)   Class B Principal Balance                                 60,000,000.00

(12)   Class B1 Principal Balance                                32,000,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available                                    90,300.00

(14)   Class B-2 Remittance Rate (8.11%
       unless Weighted Average Contract
       Rate is less than 8.11%)                                           8.11%

(15)   Aggregate Class B2 Interest                                   90,300.00            3.22500000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 9

                              CUSIP#'S   393505-RA2.RB0
                              TRUST ACCOUNT #80-4660600
                              REMITTANCE DATE: 1/17/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                 .00            .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall         .00            .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date              .00

(19)  Class B2 Principal Liquidation Loss Amount            .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                  .00

(21)  Guarantee Payment                                     .00

(22)  Class B2 Principal Balance                  28,000,000.00

                                                  Total $           Per $1,000
                                                   Amount            Original
                                                 ---------         ------------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution Amount,
      Class M-1 Distribution Amount, Class
      B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                             .00

(24)  3% Guarantee                                                 .00

(25)  Class C Residual Payment                                     .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 10

                              CUSIP#'S   393505-RA2,RB0
                              TRUST ACCOUNT #80-4660600
                              REMITTANCE DATE: 1/17/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                             .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                             .00

(28) Repossessed Contracts                                 20,276.21

(29) Repossessed Contracts Remaining
     in Inventory                                          20,276.21

(30) Weighted Average Contract Rate                         10.04898